UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert

100 Plaza One

Jersey City, NJ 07311

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	9/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2010

Semiannual Report to Shareholders

DWS Alternative Asset Allocation Plus Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Summary

10 Investment Portfolio

14 Statement of Assets and Liabilities

16 Statement of Operations

17 Statement of Changes in Net Assets

18 Financial Highlights

22 Notes to Financial Statements

32 Investment Management Agreement Approval

37 New Sub-Advisory Agreement Approval

40 Summary of Management Fee Evaluation by Independent Fee Consultant

44 Account Management Resources

45 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, the investment advisor may favor an asset category that underperforms other assets or markets as a whole. The fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, volatility in commodity prices and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. The fund may use derivatives, including as part of its global alpha strategy. The fund expects to have direct and indirect exposure to derivatives, which may be more volatile and less liquid than traditional securities. The fund could suffer losses on its derivative positions. See the prospectus for additional risks and specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2010

Average Annual Total Returns as of 9/30/10
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	Life of Fund*
Class A	5.80%	12.28%	-0.09%	1.15%
Class C	5.36%	11.37%	-0.87%	0.26%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-0.28%	5.82%	-2.05%	-0.72%
Class C (max 1.00% CDSC)	4.36%	11.37%	-0.87%	0.26%
No Sales Charges
Class S	5.95%	12.62%	0.17%	1.31%
Institutional Class	5.96%	12.49%	0.13%	1.28%
MSCI World Index+	-0.64%	6.76%	-8.29%	-6.53%
Barclays Capital US Aggregate Bond Index+	6.05%	8.16%	7.42%	7.68%
S&P 500® Index+	-1.42%	10.16%	-7.16%	-5.27%
Blended Index +	1.64%	7.62%	-3.27%	-1.93%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2010 are 2.17%, 2.90%, 2.05% and 1.80% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. Fixed income index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Alternative Asset Allocation Plus Fund — Class A [] MSCI World Index+ [] Barclays Capital US Aggregate Bond Index+ [] S&P 500 Index+ [] Blended Index +

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays Capital US Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 9/30/10	$ 9.14	$ 9.07	$ 9.10	$ 9.09
3/31/10	$ 8.71	$ 8.68	$ 8.66	$ 8.65
Distribution Information: Six Months as of 9/30/10: Income Dividends	$ .07	$ .07	$ .07	$ .07
Lipper Rankings — Global Flexible Portfolio Funds Category as of 9/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	31	of	180	18
3-Year	35	of	93	38
Class C 1-Year	38	of	180	21
3-Year	41	of	93	44
Class S 1-Year	25	of	180	14
3-Year	31	of	93	33
Institutional Class 1-Year	29	of	180	17
3-Year	32	of	93	35

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the table. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2010 to September 30, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2010
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/10	$ 1,058.00	$ 1,053.60	$ 1,059.50	$ 1,059.60
Expenses Paid per $1,000*	$ 2.42	$ 6.28	$ 1.14	$ 1.14
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/10	$ 1,022.71	$ 1,018.95	$ 1,023.97	$ 1,023.97
Expenses Paid per $1,000*	$ 2.38	$ 6.17	$ 1.12	$ 1.12
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios**	Class A	Class C	Class S	Institutional Class
DWS Alternative Asset Allocation Plus Fund	.47%	1.22%	.22%	.22%
** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	9/30/10	3/31/10

Fixed Income — Bond Funds	43%	29%
Equity — Equity Funds	31%	46%
Market Neutral Fund	18%	18%
Fixed Income — Money Market Fund	3%	2%
Equity — Exchange-Traded Funds	3%	3%
Fixed Income — Exchange-Traded Funds	2%	1%
Fixed Income — Government & Agency Obligations	—	1%
	100%	100%

Asset allocation excludes derivatives and is subject to change.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of September 30, 2010 (Unaudited)

	Shares	Value ($)

Equity — Equity Funds 31.4%
DWS Emerging Markets Equity Fund "Institutional"	2,845,143	51,468,636
DWS Gold & Precious Metals Fund "Institutional"	1,240,053	30,232,484
DWS RREEF Global Infrastructure Fund "Institutional"*	3,250,913	30,428,542
DWS RREEF Global Real Estate Securities Fund "Institutional"	11,549,663	85,583,005
Total Equity — Equity Funds (Cost $162,565,606)		197,712,667

Equity — Exchange-Traded Funds 2.6%
iShares MSCI EAFE Small Cap Index Fund	243,468	9,344,302
Vanguard FTSE All World ex-US Small-Cap Fund	36,513	3,348,972
WisdomTree Emerging Markets SmallCap Dividend Fund	65,629	3,303,108
Total Exchange-Traded Funds (Cost $13,876,409)		15,996,382

Fixed Income — Bond Funds 42.7%
DWS Emerging Markets Fixed Income Fund "Institutional"	5,980,002	67,215,220
DWS Enhanced Commodity Strategy Fund "Institutional"	20,667,618	79,570,327
DWS Floating Rate Plus Fund "Institutional"	3,328,970	30,526,654
DWS Global Inflation Plus Fund "Institutional"	8,830,953	91,488,673
Total Fixed Income — Bond Funds (Cost $257,582,633)		268,800,874

Fixed Income — Exchange-Traded Fund 1.9%
SPDR Barclays Capital International Treasury Bond* (Cost $11,697,330)	203,716	12,214,811

Market Neutral Fund 18.4%
DWS Disciplined Market Neutral Fund "Institutional" (Cost $112,972,942)	11,921,836	115,880,246

Fixed Income — Money Market Fund 3.2%
Central Cash Management Fund (Cost $20,263,105)	20,263,105	20,263,105
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $578,958,025)+	100.2	630,868,085
Other Assets and Liabilities, Net	(0.2)	(1,402,320)
Net Assets	100.0	629,465,765
* Non-income producing.
+ The cost for federal income tax purposes was $640,758,685. At September 30, 2010, net unrealized depreciation for all securities based on tax cost was $9,890,600. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $53,375,077 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $63,265,677.

EAFE: Europe, Australasia and Far East

FTSE: Financial Times Stock Exchange

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

At September 30, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Japanese Government Bond	JPY	12/9/2010	9	15,462,147	253,354
10 Year US Treasury Note	USD	12/21/2010	227	28,612,641	49,656
2 Year US Treasury Note	USD	12/31/2010	88	19,314,625	39,875
AEX Index	EUR	10/15/2010	17	1,549,266	(12,746)
CAC 40 Index	EUR	10/15/2010	101	5,108,235	(56,800)
DAX Index	EUR	12/17/2010	6	1,276,207	(6,646)
Federal Republic of Germany Euro-Schatz	EUR	12/8/2010	890	132,352,043	(399,246)
FTSE 100 Index	GBP	12/17/2010	5	434,314	(982)
IBEX 35 Index	EUR	10/15/2010	3	426,909	(11,431)
NASDAQ 100 E-Mini Index	USD	12/17/2010	28	1,117,480	44,100
TOPIX Index	JPY	12/10/2010	4	396,023	623
Total net unrealized depreciation					(100,243)

At September 30, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	12/15/2010	55	5,734,726	(38,927)
10 Year Canadian Government Bond	CAD	12/20/2010	143	17,578,618	(113,782)
ASX SPI 200 Index	AUD	12/16/2010	22	2,445,371	32,428
DJ Euro Stoxx 50 Index	EUR	12/17/2010	115	4,292,466	89,361
Federal Republic of Germany Euro-Bund	EUR	12/8/2010	307	55,005,801	(443,629)
FTSE MIB Index	EUR	12/17/2010	11	1,529,642	17,920
Hang Seng Index	HKD	10/28/2010	2	287,775	400
Russell 2000 Mini Index	USD	12/17/2010	27	1,821,150	(71,145)
S&P 500 E-Mini Index	USD	12/17/2010	39	2,216,565	(39,975)
S&P TSX 60 Index	CAD	12/16/2010	2	277,111	(3,172)
United Kingdom Long Gilt Bond	GBP	12/29/2010	99	19,334,127	21,677
Total net unrealized depreciation					(548,844)

At September 30, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	905,250	NZD	1,240,000	10/21/2010	1,763	HSBC Bank USA
USD	11,080,991	SEK	79,382,000	10/21/2010	643,303	HSBC Bank USA
USD	8,688,986	CAD	8,954,000	10/21/2010	5,103	Morgan Stanley
USD	6,102,783	AUD	6,571,000	10/21/2010	218,806	UBS AG
USD	2,735,015	NOK	16,764,000	10/21/2010	105,604	UBS AG
Total unrealized appreciation					974,579
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
JPY	58,344,000	USD	694,778	10/21/2010	(3,718)	HSBC Bank USA
CHF	7,222,000	USD	7,131,220	10/21/2010	(232,976)	HSBC Bank USA
GBP	7,724,000	USD	11,914,811	10/21/2010	(232,792)	Morgan Stanley
EUR	8,383,000	USD	10,760,042	10/21/2010	(639,369)	UBS AG
Total unrealized depreciation					(1,108,855)
Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Equity Funds	$ 197,712,667	$ —	$ —	$ 197,712,667
Exchange-Traded Funds (a)	28,211,193	—	—	28,211,193
Bond Funds	268,800,874	—	—	268,800,874
Market Neutral Fund	115,880,246	—	—	115,880,246
Money Market Fund	20,263,105	—	—	20,263,105
Derivatives (b)	—	974,579	—	974,579
Total	$ 630,868,085	$ 974,579	$ —	$ 631,842,664
Liabilities
Derivatives (b)	$ (649,087)	$ (1,108,855)	$ —	$ (1,757,942)
Total	$ (649,087)	$ (1,108,855)	$ —	$ (1,757,942)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended September 30, 2010.

(a) See Investment Portfolio for additional detailed categorizations.
(b) Derivatives include unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2010 (Unaudited)
Assets
Investments: Investments in Underlying Affiliated Funds, at value (cost $553,384,286)	$ 602,656,892
Investments in Underlying Non-affiliated Funds, at value (cost $25,573,739)	28,211,193
Total investments, at value (cost $578,958,025)	630,868,085
Cash	270
Deposit with brokers for open futures contracts	4,813,909
Receivable for investments sold	2,675,000
Receivable for Fund shares sold	2,688,105
Interest receivable	3,476
Unrealized appreciation on open forward foreign currency exchange contracts	974,579
Due from Advisor	43,335
Other assets	49,794
Total assets	642,116,553
Liabilities
Foreign cash overdraft, at value (cost $37,162)	41,040
Payable for investments purchased	9,628,870
Payable for Fund shares redeemed	695,098
Payable for variation margin on open futures contracts	649,000
Unrealized depreciation on open forward foreign currency exchange contracts	1,108,855
Accrued expenses and payables	527,925
Total liabilities	12,650,788
Net assets, at value	$ 629,465,765
Net Assets Consist of
Undistributed net investment income	1,592,846
Net unrealized appreciation (depreciation) on: Investments	51,910,060
Futures	(649,087)
Foreign currency	(140,142)
Accumulated net realized gain (loss)	(115,702,381)
Paid-in capital	692,454,469
Net assets, at value	$ 629,465,765

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2010 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($249,673,162 ÷ 27,318,956 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.14
Maximum offering price per share (100 ÷ 94.25 of $9.14)	$ 9.70

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($150,729,438 ÷ 16,610,112 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.07
Class S Net Asset Value, offering and redemption price per share ($203,511,414 ÷ 22,372,757 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.10
Institutional Class Net Asset Value, offering and redemption price per share ($25,551,751 ÷ 2,809,748 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.09

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended September 30, 2010 (Unaudited)
Investment Income
Income distributions from Underlying Affiliated Funds	$ 3,688,874
Income distributions — Central Cash Management Fund	13,190
Dividends	131,784
Interest	4,558
Total income	3,838,406
Expenses: Management fee	567,092
Administration fee	283,546
Distribution and service fees	974,173
Services to shareholders	521,981
Custodian fee	4,937
Professional fees	85,584
Trustees' fees and expenses	12,646
Reports to shareholders	55,806
Registration fees	59,443
Other	40,367
Total expenses before expense reductions	2,605,575
Expense reductions	(996,158)
Total expenses after expense reductions	1,609,417
Net investment income	2,228,989
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of Underlying Affiliated Funds	(6,576,083)
Sale of Underlying Non-affiliated Funds and securities	571
Futures	(2,747,907)
Foreign currency	(1,762,689)
(11,086,108)
Change in net unrealized appreciation (depreciation) on: Investments	43,463,954
Futures	(685,334)
Foreign currency	(580,677)
42,197,943
Net gain (loss)	31,111,835
Net increase (decrease) in net assets resulting from operations	$ 33,340,824

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2010 (Unaudited)	Year Ended March 31, 2010
Operations: Net investment income	$ 2,228,989	$ 10,326,744
Net realized gain (loss)	(11,086,108)	(49,706,883)
Change in net unrealized appreciation (depreciation)	42,197,943	155,749,970
Net increase (decrease) in net assets resulting from operations	33,340,824	116,369,831
Distributions to shareholders from: Net investment income: Class A	(1,778,803)	(6,527,546)
Class C	(1,161,293)	(3,051,660)
Class S	(1,496,890)	(5,532,395)
Institutional Class	(142,317)	(415,545)
Total distributions	(4,579,303)	(15,527,146)
Fund share transactions: Proceeds from shares sold	148,844,145	256,944,161
Reinvestment of distributions	3,753,189	13,038,089
Cost of shares redeemed	(94,450,755)	(145,302,464)
Net increase (decrease) in net assets from Fund share transactions	58,146,579	124,679,786
Increase (decrease) in net assets	86,908,100	225,522,471
Net assets at beginning of period	542,557,665	317,035,194
Net assets at end of period (including undistributed net investment income of $1,592,846 and $3,943,160, respectively)	$ 629,465,765	$ 542,557,665

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2010[a]	2010	2009	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.71	$ 6.72	$ 10.21	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.04	.20	.14	.19
Net realized and unrealized gain (loss)	.46	2.08	(3.20)	.27
Total from investment operations	.50	2.28	(3.06)	.46
Less distributions from: Net investment income	(.07)	(.29)	(.38)	(.25)
Net realized gain	—	—	(.05)	—
Total distributions	(.07)	(.29)	(.43)	(.25)
Net asset value, end of period	$ 9.14	$ 8.71	$ 6.72	$ 10.21
Total Return (%)[d,e,f]	5.80**	34.30	(30.21)	4.57**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	250	221	128	102
Ratio of expenses before expense reductions (%)[g]	.80*	.83	.89	.97*
Ratio of expenses after expense reductions (%)[g]	.47*	.47	.49	.47*
Ratio of net investment income (%)	.88*	2.44	1.63	2.78*
Portfolio turnover rate (%)	7**	18	42	0**
[a] For the six months ended September 30, 2010 (Unaudited).
[b] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[g] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Class C Years Ended March 31,	2010[a]	2010	2009	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.68	$ 6.69	$ 10.15	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.01	.14	.07	.14
Net realized and unrealized gain (loss)	.45	2.06	(3.16)	.22
Total from investment operations	.46	2.20	(3.09)	.36
Less distributions from: Net investment income	(.07)	(.21)	(.32)	(.21)
Net realized gain	—	—	(.05)	—
Total distributions	(.07)	(.21)	(.37)	(.21)
Net asset value, end of period	$ 9.07	$ 8.68	$ 6.69	$ 10.15
Total Return (%)[d,e,f]	5.36**	33.17	(30.65)	3.62**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	151	138	87	55
Ratio of expenses before expense reductions (%)[g]	1.54*	1.56	1.66	1.83*
Ratio of expenses after expense reductions (%)[g]	1.22*	1.22	1.24	1.22*
Ratio of net investment income (%)	.13*	1.69	.88	2.03*
Portfolio turnover rate (%)	7**	18	42	0**
[a] For the six months ended September 30, 2010 (Unaudited).
[b] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[g] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Class S Years Ended March 31,	2010[a]	2010	2009	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.66	$ 6.69	$ 10.18	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.05	.22	.16	.20
Net realized and unrealized gain (loss)	.46	2.07	(3.18)	.24
Total from investment operations	.51	2.29	(3.02)	.44
Less distributions from: Net investment income	(.07)	(.32)	(.42)	(.26)
Net realized gain	—	—	(.05)	—
Total distributions	(.07)	(.32)	(.47)	(.26)
Net asset value, end of period	$ 9.10	$ 8.66	$ 6.69	$ 10.18
Total Return (%)[d,e]	5.95**	34.56	(29.97)	4.37**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	204	170	97	64
Ratio of expenses before expense reductions (%)[f]	.63*	.71	.71	.84*
Ratio of expenses after expense reductions (%)[f]	.22*	.22	.24	.23*
Ratio of net investment income (%)	1.13*	2.69	1.88	3.02*
Portfolio turnover rate (%)	7**	18	42	0**
[a] For the six months ended September 30, 2010 (Unaudited).
[b] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[f] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Institutional Class Years Ended March 31,	2010[a]	2010	2009	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.65	$ 6.69	$ 10.18	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.05	.22	.16	.20
Net realized and unrealized gain (loss)	.46	2.06	(3.18)	.24
Total from investment operations	.51	2.28	(3.02)	.44
Less distributions from: Net investment income	(.07)	(.32)	(.42)	(.26)
Net realized gain	—	—	(.05)	—
Total distributions	(.07)	(.32)	(.47)	(.26)
Net asset value, end of period	$ 9.09	$ 8.65	$ 6.69	$ 10.18
Total Return (%)[d,e]	5.96**	34.41	(29.97)	4.38**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	14	5.3
Ratio of expenses before expense reductions (%)[f]	.43*	.46	.50	.91*
Ratio of expenses after expense reductions (%)[f]	.22*	.22	.24	.23*
Ratio of net investment income (%)	1.13*	2.69	1.88	3.02*
Portfolio turnover rate (%)	7**	18	42	0**
[a] For the six months ended September 30, 2010 (Unaudited).
[b] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[f] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation Plus Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (the "Underlying DWS Funds"), derivative investments and exchange-traded funds ("ETFs"). ETFs and Underlying DWS Funds are collectively referred to as ("Underlying Funds"). Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in the Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Fund and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At March 31, 2010, the Fund had a net basis capital loss carryforward of approximately $42,608,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2017 ($7,127,000) and March 31, 2018 ($35,481,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearing house in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on global equity and bonds, including on financial indices and security indices, and on currency. For the year ended September 30, 2010, as part of this strategy, the Fund used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global equity, bond and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended September 30, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $207,826,000 to $316,573,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the period ended September 30, 2010, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended September 30, 2010, the Fund invested in forward currency contracts with total contract values generally indicative of a range from approximately $60,014,000 to $83,735,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 974,579

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (1,108,855)	$ —	$ (1,108,855)
Equity Contracts (b)	—	(18,065)	(18,065)
Interest Rate Contracts (b)	—	(631,022)	(631,022)
	$ (1,108,855)	$ (649,087)	$ (1,757,942)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts
(b) Net unrealized appreciation (depreciation) on futures. Liability of payable for variation margin on open futures contracts reflects unsettled variation margin

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended September 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (1,598,885)	$ —	$ (1,598,885)
Equity Contracts (b)	—	(2,639,969)	(2,639,969)
Interest Rate Contracts (b)	—	(107,938)	(107,938)
	$ (1,598,885)	$ (2,747,907)	$ (4,346,792)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (584,108)	$ —	$ (584,108)
Equity Contracts (b)	—	73,952	73,952
Interest Rate Contracts (b)	—	(759,286)	(759,286)
	$ (584,108)	$ (685,334)	$ (1,269,442)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Mutual Funds

During the six months ended September 30, 2010, purchases and sales of Underlying Affiliated Funds (excluding short-term investments and money market funds) aggregated $79,243,755 and $40,915,000, respectively. Purchases and sales of Underlying Non-affiliated Funds (excluding short-term investments and money market funds) aggregated $10,889,932 and $0, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as investment subadvisor to the Fund. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including members of the Fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, QS Investors renders strategic asset allocation services and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund's outstanding shares. At September 30, 2010, the Fund held the following Underlyling DWS Funds' outstanding shares: approximately 43% of DWS Global Inflation Plus Fund, 31% of DWS Disciplined Market Neutral Fund, 28% of DWS RREEF Global Infrastructure Fund, 23% of DWS Emerging Markets Fixed Income Fund, 20% of DWS Emerging Markets Equity Fund, 14% of DWS Enhanced Commodity Strategy Fund, 10% of DWS RREEF Global Real Estate Securities Fund and 5% of DWS Floating Rate Plus Fund.

The management fee payable under the Investment Management Agreement is equivalent to the annual rate of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

For the period from April 1, 2010 through July 31, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.46%
Class C	1.21%
Class S	.21%
Institutional Class	.21%

Accordingly, for the six months ended September 30, 2010, the fee pursuant to the Investment Management Agreement aggregated $567,092, of which $525,046 was waived, resulting in an annualized effective rate of 0.01% of the Fund's average daily net assets.

In addition, for the six months ended September 30, 2010, the Advisor reimbursed $145,507 and $491 of sub-recordkeeping fees for Class S and Institutional Class shares, respectively.

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2010, the Administration Fee was $283,546, of which $49,969 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the six months ended September 30, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 124,956	$ 124,956
Class C	66,076	66,076
Class S	64,914	64,914
Institutional Class	1,439	1,439
	$ 257,385	$ 257,385

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended September 30, 2010, the Distribution Fee charged to Class C shares by DIDI was $531,902, of which $90,803 is unpaid.

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2010	Annualized Effective Rate
Class A	$ 266,225	$ 37,524	$ 104,531.20%
Class C	176,046	30,205	63,529.21%
	$ 442,271	$ 67,729	$ 168,060

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the six months ended September 30, 2010, aggregated $39,014.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended September 30, 2010, the CDSC for the Fund's Class C shares aggregated $10,321. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the six months ended September 30, 2010, DIDI received $281 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,421, of which $1,258 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2010		Year Ended March 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,420,091	$ 56,234,739	12,889,181	$ 105,966,008
Class C	1,981,150	17,210,640	5,597,770	45,849,608
Class S	7,447,776	64,599,739	12,053,905	97,558,300
Institutional Class	1,239,048	10,799,027	926,111	7,570,245
		$ 148,844,145		$ 256,944,161
Shares issued to shareholders in reinvestment of distributions
Class A	183,930	$ 1,579,964	727,579	$ 5,969,014
Class C	110,097	941,332	310,331	2,519,329
Class S	129,697	1,107,610	512,609	4,182,681
Institutional Class	14,553	124,283	44,663	367,065
		$ 3,753,189		$ 13,038,089
Shares redeemed
Class A	(4,668,165)	$ (40,745,430)	(7,229,140)	$ (59,016,766)
Class C	(1,344,823)	(11,646,516)	(3,013,062)	(24,462,088)
Class S	(4,810,589)	(41,419,047)	(7,508,388)	(60,774,040)
Institutional Class	(73,661)	(639,762)	(129,637)	(1,049,570)
		$ (94,450,755)		$ (145,302,464)
Net increase (decrease)
Class A	1,935,856	$ 17,069,273	6,387,620	$ 52,918,256
Class C	746,424	6,505,456	2,895,039	23,906,849
Class S	2,766,884	24,288,302	5,058,126	40,966,941
Institutional Class	1,179,940	10,283,548	841,137	6,887,740
		$ 58,146,579		$ 124,679,786

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted that it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS from advising the DWS Funds along with the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

New Sub-Advisory Agreement Approval

The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreement, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAPX	AAASX	AAAZX
CUSIP Number	233376 763	233376 755	233376 748	233376 730
Fund Number	487	787	2087	1487

Privacy Statement

FACTS	What Does DWS Investments Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share can include:

• Social Security number

• Account balances

• Purchase and transaction history

• Bank account information

• Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com
Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?	We collect your personal information, for example. When you:

• open an account

• give us your contact information

• provide bank account information for ACH or wire transactions

• tell us where to send money

• seek advice about your investments

Why can't I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates' everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.
Rev. 09/2010

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Alternative Asset Allocation Plus Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2010